As filed with the Securities and Exchange Commission on December 3, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-8977
Investment Company Act file number

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
(Exact name of registrant as specified in charter)

16501 Ventura Blvd., Suite 201, Encino CA 91436-2007
(Address of principal executive offices) (Zip code)

REGINA M. FINK
16501 Ventura Blvd., Suite 201 Encino CA 91436-2007
(Name and address of agent for service)

818-528-3700
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2007

Date of reporting period:  October 1, 2006 through September 30, 2007

Item 1. Report to Stockholders.

Genworth Financial

GENWORTH FINANCIAL CONTRA FUND

ANNUAL REPORT | SEPTEMBER 30, 2007

Genworth Financial Asset Management Funds

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

Letter from the President	1
Fund at a Glance	4
Fund Expenses	5
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Additional Information	22

LETTER FROM THE PRESIDENT

Dear Shareholder,	October 31, 2007

Following is the annual report for the Genworth Financial Contra Fund (“Fund” or “Contra Fund”) for the twelve months ending September 30, 2007. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last fiscal year. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private advisory clients. As the Fund’s investment advisor, GFAM analyzes various mutual funds and directly held securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at an individual-security and/or the portfolio-level. This periodic analysis of securities may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFAM determines a composite performance benchmark—which it calls the Equity Hedging Benchmark. It then instructs Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s sub-advisor, of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark. Credit Suisse then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark. As a result of these hedging investment techniques, the value of your investment in the Fund generally may decrease when the value of the Equity Hedging Benchmark appreciates. Conversely, when the value of the Equity Hedging Benchmark decreases, the value of your investment in the Fund generally will increase.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GFAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

While the major equity indexes finished higher for the twelve-month period ending Sep-tember 30, 2007, they endured a fair share of volatility along the way. The first major weakness for the capital markets was seen in late February 2007, when a broad-based sell-off was sparked by increasingly risk adverse investors. The equity markets finally shook off the sellers in mid-March and resumed an upward trend. In mid-July, the market began to digest the extent of the subprime debt debacle, spurring another round of selling in the third quarter of 2007. But by the end of September, the markets managed to make up their losses and returned to their mid-July highs.

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Much of the volatility was fueled by weakness in the housing segment of the U.S. economy, which spilled over into certain capital markets, notably mortgage-backed securities. Investments were the weak spot in the economy, primarily due to what was perceived as a recession in the residential sector. Non-residential investments held their ground, however, cushioning some of the blow.

The weakening of the U.S. dollar, which fell by almost 10% during the twelve-month period, helped spur positive returns for asset categories exposed to foreign markets or currencies. Exports, for example, grew three times faster than the broader economy. Domestic U.S. asset categories with higher sales and income from abroad also benefited from currency translation gains when reporting their financial performance in U.S. dollar terms. The weaker U.S. dollar, along with increasing import inflation and higher energy prices caused U.S. inflation to surprise to the upside. The Consumer Price Index rose by an annual 2.8% but the Producer Price Index rose by a whopping 14.7%, which suggested producers and other distributors were reluctant to pass on higher costs to consumers already besieged with continued weakness in housing. This pressured corporate profitability as margins eroded and in turn caused additional market volatility as investors digested the effects of the economic and corporate environment.

Responding to signs of weakness in the economy and the continuing subprime debacle, the Federal Reserve cut the Federal Funds rate by 50 basis points to 4.75% during the third-quarter of 2007. The Federal Reserve had become increasingly transparent in its intent to control inflation while at the same time allow the economy to stabilize.
With increased market turmoil in the third quarter 2007, volatility, as represented by the VIX[i], has reemerged from low historical levels. Volatility may remain somewhat elevated until the economy resolves some of its weakest links and capital markets see some of the dust settle from the economic landscape. Of particular note to the Contra Fund, higher volatility means that the cost of put options will likely be higher than we have become accustomed in the recent past.

Fund Overview

The decline in the Fund during the twelve-month reporting period can be attributed primarily to the increased value in the equity markets, as represented by the S&P 500 Indexii and Russell 2000 Indexiii, and to the premiums paid for put optionsiv and is consistent with the objective and design of the Contra Fund.

The strategy implemented for the Fund each quarter involved the purchase of out-of-the-money[v] put options on the Russell 2000 and S&P 500. This provides protection against sharp market downturns, although whether the Fund experiences gains or losses largely hinges on whether the options finish in-the-money[v] or not. Put options may go in-the-money following sharp market declines, but will finish out-of-the-money in flat or rising markets.

Since the overall returns in the market have been positive since September 2006, the Fund experienced negative performance. However, during intermittent periods through much of the late second quarter and third quarter 2007, the Fund increased dramatically in value—albeit temporarily—inversely mirroring the volatile drops in the market. The overall decline in value affected that typically small portion of client assets allocated to Fund shares.

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It is our expectation that, if the equity markets continue to increase in value as has been experienced over the twelve-month reporting period, the value of the Fund will continue to decline. Based on its current structure, we would anticipate that the value of the Fund would only appreciate if the market declines significantly. This performance would be consistent with the Fund’s objective and its role in GFAM’s Actively Managed Protection service.

Fund Performance

For the twelve-month period ended September 30, 2007, the Genworth Financial Contra Fund returned a negative 99.89%. Over the same period, the S&P 500 Index and Russell 2000 Index returned a positive 16.4% and 12.3% respectively. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Sincerely,

Gurinder S. Ahluwalia President, Genworth Financial Asset Management, Inc.

i	The Chicago Board Options Exchange Volatility Index (VIX) is a measure of the implied volatility of the S&P 500 index options. It represents a measure of the market’s expectation of volatility over the next 30-day period.
ii	The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks.
iii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
iv	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
[v]	“Out of the money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value. “In the money” put options are those whose predetermined exercise prices are higher than the underlying stock or index’s current market price.

3      Genworth Financial Asset Management Funds | 2007 Annual Report

* As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested on April 1, 2007, and held for the six months ended September 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)
Genworth Financial
Contra Fund	$1,000.00	$37.00	1.47%	$3.82
(1) For the six months ended September 30, 2007.

(2) Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	PaidDuring
	Value	Value	Ratio(2)	thePeriod(2)
Genworth Financial
Contra Fund	$1,000.00	$1,017.17	1.47%	$7.44
(1) For the six months ended September 30, 2007.

(2) Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

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Fund Performance

Comparison of the Change in Value of a $10,000 investment in the
Genworth Financial Contra Fund vs. Standard & Poor’s 500 Index

Genworth Financial Contra Fund
Average Annual Total Returns*
September 30, 2007
	1 Year	5 Years	Since Inception‡
Genworth Financial Contra Fund**	-99.89%	-98.96%	-91.36%
Standard & Poor’s 500 Index	16.44%	15.45%	4.55%

The Genworth Financial Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are sustained market declines. The Genworth Financial Contra Fund is available only to certain private clients of GFAM and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients’ total portfolios.

*
Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.
‡	The Fund commenced operations December 7, 1998.
^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2007

CONTRACTS		VALUE
PURCHASED OPTIONS — 91.15%
	Russell 2000 Index
1,500	Put Expiration: December, 2007 Exercise Price: $770.00	$ 3,307,500
6,000	Put Expiration: December, 2007 Exercise Price: $780.00	14,940,000
	S&P 500 Index
2,000	Put Expiration: December, 2007 Exercise Price: $1,460.00	5,180,000
13,000	Put Expiration: December, 2007 Exercise Price: $1,475.00	38,090,000
	TOTAL PURCHASED OPTIONS
	(Cost $66,936,245)	61,517,500
PRINCIPAL
AMOUNT
SHORT TERM INVESTMENTS — 8.34%
U.S. Government Agency Issue — 8.34%
5,624,000	FHLB Discount Note 3.82%, 10/1/2007	5,624,000
	TOTAL SHORT TERM INVESTMENTS
	(Cost $5,624,000)	5,624,000
	TOTAL INVESTMENTS — 99.49%
	(Cost $72,560,245*)	67,141,500
	Other Assets in Excess of Liabilities — 0.51%	346,966
	TOTAL NET ASSETS — 100.00%	$ 67,488,466
* Aggregate cost for Federal income tax purposes is $72,560,245
Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2007

ASSETS:
Investments, at value (Cost $72,560,245)	$67,141,500
Cash	2,412
Receivable for Fund shares sold	438,371
Receivable from Advisor	72,391
Prepaid expenses	23,097
Total Assets	67,677,771
LIABILITIES:
Payable for Fund shares redeemed	52,011
Accrued legal fees	24,019
Accrued administration, accounting and shareholder servicing fees	13,897
Other accrued expenses	99,378
Total Liabilities	189,305
Total Net Assets	$67,488,466
NET ASSETS CONSIST OF:
Par value of capital shares	$29,148
Capital paid in excess of par value	460,140,933
Accumulated net realized loss from investment transactions	(387,262,870)
Net unrealized depreciation on investments	(5,418,745)
Total Net Assets	$67,488,466
Shares Outstanding	29,147,577
Net Asset Value, Per Share	$2.32

See Notes to Financial Statements.

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Statement of Operations	September 30, 2007

INVESTMENT INCOME:
Interest income	$245,704
Total Investment Income	245,704
EXPENSES:
Management fees	336,676
Administration fees, accounting fees and shareholder servicing fees	111,234
Reports to shareholders	100,301
Legal fees	62,554
Federal and state registration fees	37,888
Trustees’ fees and expenses	36,400
Audit and tax fees	33,300
Compliance fees	12,229
Custody fees	8,800
Other expenses	23,498
Total Expenses Before Reimbursements	762,880
Expense reimbursements (See Note 2)	(333,359)
Net Expenses	429,521
Net Investment Loss	(183,817)
REALIZED AND UNREALIZED GAIN (LOSS):
Net Realized Loss on Investments	(92,591,679)
Change in Unrealized Depreciation on Investments	604,963
Net Realized and Unrealized Loss on Investments	(91,986,716)
Net Decrease in Net Assets Resulting From Operations	$(92,170,533)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	September 30,	September 30,
	2007	2006
OPERATIONS:
Net investment income (loss)	$(183,817)	$142,654
Net realized loss on investments	(92,591,679)	(34,367,162)
Net change in unrealized depreciation on investments	604,963	(2,317,734)
Net Decrease in Net Assets Resulting
From Operations	(92,170,533)	(36,542,242)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	215,005,808	48,264,631
Proceeds from reinvestment of distributions	142,658	—
Payments for shares redeemed	(77,009,706)	(2,594,740)
Net Increase in Capital Share Transactions	138,138,760	45,669,891
DISTRIBUTIONS PAID FROM:
Net investment income	(142,658)	—
Total Distributions	(142,658)	—
Total Increase in Net Assets	45,825,569	9,127,649
NET ASSETS:
Beginning of period	21,662,897	12,535,248
End of period (including undistributed
net investment income of $0 and $142,654,
respectively)	$67,488,466	$21,662,897

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each period

GENWORTH FINANCIAL CONTRA FUND(1)
				Year Ended
	2007(2)	2006	2005(3)		2004		2003
Net Asset Value:
Beginning of period	$ 2,090.00	$ 31,090	$50,000,000		$ 9,910,000,000		$ 51,350,000,000
Operations:
Net investment income (loss)	(13.53)	40	—	*	—	*	(120,000,000)
Reprocessing adjustment(4)	—	1,330	—		—		—
Net realized and unrealized
loss on investments	(2,068.02)	(30,370)	(49,968,910)		(9,860,000,000)		(22,710,000,000)
Total From Operations	(2,081.55)	(29,000)	(49,968,910)		(9,860,000,000)		(22,830,000,000)
Less Distributions:
From net investment income	(6.13)	—	—		—		—
From net realized gains	—	—	—		—		(18,610,000,000)
Total Distributions	(6.13)	—	—		—		(18,610,000,000)
Net Asset Value:
End of Period	$ 2.32	$2,090	$31,090		$ 50,000,000		$9,910,000,000
Total Return	(99.89)%	(94.52)%	(99.94)%		(99.50)%		(48.83)%
Supplemental Data and Ratios
Net Assets; End of Period
(000’s)	$ 67,488	$ 21,663 $	12,535		$ 17,838		$86,352
Ratio of net expenses to
average net assets	1.53%	1.75%	1.75%		1.75%		1.51%
Ratio of expenses before
expense reimbursement	2.72%	3.98%	5.05%		1.85%		1.51%
Ratio of net investment
income (loss) to average
net assets	(0.66)%	0.91%	(0.94)%		(0.79)%		(0.79)%
Portfolio turnover rate	0.00%	0.00%	0.00%		0.00%		0.00%

(1) Per share amounts have been calculated using the monthly average shares method.
(2) During the year ended September 30, 2007, the Fund effected the following reverse stock splits: February
21, 2007 1 for 100 and August 17, 2007 1 for 10. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(3) During the year ended September 30, 2005, the Fund effected the following reverse stock splits:
(i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000. All
historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(4) Represents processing adjustment impacting net assets and shares outstanding. Total return based on revised amounts.
* Amount represents less than $0.01 per share, prior to impact of reverse stock split.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Fund”), a separate investment fund of the Genworth Financial Asset Management Funds (“Trust”), a Delaware statutory trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On October 20, 2006, the shareholders of the Fund voted to change the Fund from a diversified fund to a non-diversified fund.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with Genworth Financial Trust Company. The Fund is available only to certain private advisory clients of Genworth Financial Asset Management, Inc., and represents only a small portion of clients’ overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)  Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of the NASDAQ quoted security, at the NASDAQ official closing price “NOCP”), as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and future contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 P.M. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not

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Notes to Financial Statements (continued)

readily available or are believed not to reflect market value at close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board). The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. We have not completed the process of evaluating the impact that will result from adopting SFAS 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund

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Notes to Financial Statements (continued)

realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. There were no options written during the fiscal years ended September 30, 2007 and 2006.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not invest in any repurchase agreements during the fiscal years ended September 30, 2007 and 2006.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. The Fund did not invest in any futures contracts during the fiscal years ended September 30, 2007 and 2006.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend

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Notes to Financial Statements (continued)

date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2007, the Fund decreased undistributed net investment loss by $183,821 and decreased additional paid-in capital by $183,821 due to certain permanent book and tax differences.

2.	Management Agreement, Administration Agreement, and Other Transactions

Genworth Financial Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. The Manager has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.75% of average daily net assets. During the year ended September 30, 2007, the Manager waived $333,359 of management fees, limiting the annual operating expenses of the Fund to 1.53% of average daily net assets.

Integrated Investment Services, Inc. (“Integrated”) provided administrative, accounting, transfer agency, shareholder servicing and dividend disbursing

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Notes to Financial Statements (continued)

services from October 1, 2006 through March 31, 2007 on behalf of the Fund. U.S. Bancorp Fund Services LLC (“USBFS”) provided administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services from April 1, 2007 through September 30, 2007 on behalf of the Fund. Fees earned by Integrated for the six months ended March 31, 2007 were $50,750. Fees earned by USBFS for the six months ended September 30, 2007 were $44,641.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.
Capital Brokerage Corporation acts as the Fund’s distributor and is an affiliate of Genworth Financial Contra Fund.

Reprocessing Adjustment

On March 6, 2006, the Fund reprocessed all historical shareholder transactions dating back to June 17, 2005 to reflect the correction of an error related to the recording of an investment transaction. In accordance with the Fund’s policies, all subscriptions, redemptions, and reverse stock split transactions were retroactively reprocessed on a daily basis to determine any effect from the error on the net asset value and from shareholder activity on each day. As a result, investments were increased by $350,846, receivable for fund shares sold increased by $185,244, shares outstanding decreased by 200,405 and NAV increased by $1.33 when the correcting entry was made. This also resulted in a direct reimbursement of $18,844 by the Manager to shareholders negatively affected as a result of shareholder transactions during the period. The Fund also determined the impact of this error on the historical reported total return for the fiscal year ended September 30, 2005 to be 0.01%.

17      Genworth Financial Asset Management Funds    |    2007 Annual Report

Notes to Financial Statements (continued)

3.	Reverse Stock Splits

During the year ended September 30, 2007, the Fund’s shares were adjusted to reflect two reverse stock splits. The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. The reverse stock splits were as follows:

		Net Asset	Net Asset	Shares	Shares
		Value Before	Value After	Outstanding	Outstanding
Date	Rate	Split	Split	Before Split	After Split
2/21/07	1 for 100	$0.12	$12.00	26,550,187	265,502
8/17/07	1 for 10	$3.51	$35.12	56,793,828	5,679,383

4.	Capital Shares

At September 30, 2007, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006
Beginning Shares	10,347,760	403,207
Shares sold	113,354,135	11,268,728
Dividends Reinvested	222,904	—
Shares redeemed	(17,378,092)	(1,123,770)
Net share reduction due to reprocessing adjustment	—	(200,405)
Net share reduction due to 1 for 100 reverse stock split	(26,284,685)	—
Net share reduction due to 1 for 10 reverse stock split	(51,114,445)	—
Ending Shares	29,147,577	10,347,760

18      Genworth Financial Asset Management Funds    |    2007 Annual Report

Notes to Financial Statements (continued)

5.	Federal Income Tax Information & Distributions to Shareholders

The tax character of distributions for the Fund during the fiscal year ended September 30, 2007 were as follows:

Year Ended
September 30,
2007
Distributions paid from:
Ordinary Income	$142,658
Long-term capital gain	—
Total distribution paid	$142,658
The Fund made no distributions during the fiscal year ended September 30, 2006.
The following information is computed on a tax basis for each item as of
September 30, 2007:
Federal tax cost of securities	$72,560,245
Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation	—
Undistributed ordinary income	—
Capital loss carryforward	(312,546,248)
Post-October losses	(80,135,367)
Total accumulated deficit	$(392,681,615)

As of September 30, 2007, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$40,176,801	2011
52,475,216	2012
132,807,254	2013
36,133,024	2014
50,953,953	2015

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At September 30, 2007, the Fund had net realized losses from transactions between November 1, 2006 and September 30, 2007, of $80,135,367 which is deferred for tax purposes and will be recognized on October 1, 2007.

19      Genworth Financial Asset Management Funds    |    2007 Annual Report

Notes to Financial Statements (continued)

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the application of FIN 48 to the Fund and, its impact on the financial statements has not yet been determined.

6.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20      Genworth Financial Asset Management Funds    |    2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Genworth Financial Asset Management Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Genworth Financial Contra Fund (the “Fund”) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, WI
November 19, 2007

21      Genworth Financial Asset Management Funds    |    2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Executive Officers

Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling GFAM at 800-238-0810.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
Name,	Position(s)	Length	Occupation(s)	Complex	Other Board
Address,	Held with	of Time	During Past	Overseen	Memberships
and Age	Fund	Served	Five Years	by Trustee	Held by Trustee
Non-Interested Trustees:
John A. Fibiger	Trustee	Since	Retired; Former	1	Member of Board of
Genworth Financial		2004	Chairman and		Advisers, The
Asset Management			President of		Menninger
Funds, Inc.,			Transamerica Life		Foundation; Life
(“GFAM”)			Companies		Trustee, Museum of
16501 Ventura					Science, Boston,
Blvd., Ste. 201					Massachusetts
Encino, CA 91436
Age: 75
Dwight M. Jaffee	Trustee	Since	Willis H. Booth	1	Co-Chairman,
GFAM		2004	Professor of		Fisher Center for
16501 Ventura			Banking and		Real Estate & Urban
Blvd., Ste. 201			Finance II, Walter		Economics,
Encino, CA 91436			A. Haas School of		University of
Age: 64			Business,		California,
			University of		Berkeley; Member,
			California,		Academic Advisory
			Berkeley		Board, Fitch Ratings
Douglas A. Paul	Trustee	Since	Partner, Kirkpatrick	1	Independent
GFAM		2004	& Lockhart LLP,		Director of Capital
16501 Ventura			2000-2002 (law		Bank and Trust
Blvd., Ste. 201			firm); Director of		Company, a federal
Encino, CA 91436			Compliance,		savings bank
Age: 60			Associate General		affiliated with The
			Counsel, Vice		Capital Group
			President,		Companies, Inc.
American Century
Investments, 1995-
2000 (Investment
Advisory Firm)

22      Genworth Financial Asset Management Funds    |    2007 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
Name,	Position(s)	Length	Occupation(s)	Complex	Other Board
Address,	Held with	of Time	During Past	Overseen	Memberships
and Age	Fund	Served	Five Years	by Trustee	Held by Trustee
Interested Trustee:
Gurinder S. Ahluwalia	President	Since	President, CEO of	1	Centurion Capital
GFAM		2004	GFAM since 2004;		Group Inc.,
16501 Ventura Blvd.,			Senior VP of GE		Centurion Financial
Ste. 201	Chairman	Since	Financial		Advisers Inc.,
Encino, CA 91436		2005	Assurance 2002-		Genworth Financial
Age 42			2004; Chief Risk		Trust Company,
			Officer at GE		AssetMark
			Edison Life in		Investment Services,
			Japan 2000-2002		Inc., AssetMark
Capital Corp.

*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because
Mr. Ahluwalia is an officer of GFAM and certain of its affiliates.

23      Genworth Financial Asset Management Funds    |    2007 Annual Report

Additional Information (unaudited)

		Term of		Number of
		Office*		Portfolios	Other
		and	Principal	in Fund	Board
Name,	Position(s)	Length	Occupation(s)	Complex	Memberships
Address,	Held with	of Time	During Past	Overseen	Held by
and Age	Fund	Served	5 Years	by Trustee	Trustee
Executive Officers:
Gurinder S.	President	Since	See biography on previous	N/A	See other
Ahluwalia GFAM		2004	page.		board
16501 Ventura	Chairman				memberships
Blvd., Ste. 201		Since			held on
Encino, CA 91436		2005			previous
Age 42					page.
Carrie E. Hansen,	Treasurer,	Since	Senior Vice President,	N/A	N/A
Genworth Financial	Chief	2007	Managing Director of the
2300 Contra Costa	Compliance		AssetMark Funds, Chief
Blvd., Suite 600	Officer		Compliance Officer,
Pleasant Hill, CA			AssetMark Investment
94523			Services, Inc. 2007 to
Age 37			present; Senior Vice
President, CFO/CCO,
AssetMark Investment
Services, Inc. 2004 to
2007; Vice President,
CFO/Director of
Operations, AssetMark
Investment Services, Inc.
2000 to 2004.
Regina M. Fink	Secretary	Since	Vice President, Senior	N/A	N/A
GFAM	and Vice	2005	Counsel and Secretary of
16501 Ventura	President		GFAM since 2002.
Blvd., Ste. 201
Encino, CA 91436
Age 51

* Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

24      Genworth Financial Asset Management Funds    |    2007 Annual Report

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Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

The Fund is a separate investment fund of the Genworth Financial Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund's portfolio does not hold securities entitled to cast proxy votes; the Fund therefore does not maintain a proxy-voting policy. The Fund has no information to make available on how the Fund voted proxies.

This report is submitted for the general information of the shareholders of the Genworth Financial Asset Management Funds— Genworth Financial Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR
Capital Brokerage Corporation
(dba Genworth Financial
Brokerage Corporation in Indiana)
6620 West Broad Street
Building 2
Richmond, VA 23230
Member NASD/SIPC

INVESTMENT ADVISER
Genworth Financial
Asset Management, Inc.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund's Trustees, is available, without charge, upon request to Genworth Financial Asset Management, Inc., at 1-800-238-0810.

CONTRA_ANNUAL 093007

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that John A. Fibiger, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Fibiger as the Audit Committee’s financial expert.  Mr. Fibiger is an “independent” director pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2007	FYE 09/30/2006
Audit Fees	$25,000	$27,250
Audit-Related Fees	$0	$6,000
Tax Fees	$8,300	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/07	FYE 09/30/06
Registrant	$8,300	$8,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-39(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) The Code of Ethics for the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions who are employed by the Advisor or affiliate of the Advisor was amended on November 17, 2006 and is attached herewith

(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(b)	Certifications required by item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Genworth Financial Asset Management Funds

By (Signature and Title)*    /s/ Gurinder Ahluwalia
  Gurinder Ahluwalia, President

Date      November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Gurinder Ahluwalia
   Gurinder Ahluwalia, President

Date     November 28, 2007

By (Signature and Title)*     /s/ Carrie Hansen
   Carrie Hansen, Treasurer

Date       November 28, 2007

* Print the name and title of each signing officer under his or her signature.